UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2014

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On February 14, 2014, Home Bancorp, Inc. (the “Company”) completed its acquisition of Britton & Koontz Capital Corporation (“Britton & Koontz”) in accordance with the terms of the Agreement and Plan of Merger, dated as of November 4, 2013, by and between the Company and Britton & Koontz (the “Merger Agreement”). Immediately after closing and in accordance with the terms of the Merger Agreement, Britton & Koontz Bank, N.A. (“Britton & Koontz Bank”), which had been the wholly owned subsidiary of Britton & Koontz, was merged with and into Home Bank, the Company’s wholly owned subsidiary, with Home Bank as the surviving institution. The Company acquired all of the outstanding shares of common stock of Britton & Koontz for aggregate cash consideration of approximately $34.5 million ($16.14 per Britton & Koontz common share). The preceding description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference from Exhibit 2.1 to this Current Report on Form 8-K.

ITEM 8.01	Other Events

On February 14, 2014, the Company issued a press release announcing the completion of the acquisition of Britton & Koontz.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of November 4, 2013, between Home Bancorp, Inc. and Britton & Koontz Capital Corporation. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of November 4, 2013 and filed with the SEC on November 5, 2103 (SEC File No. 001-34190).

99.1	Press Release, dated February 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: February 14, 2014	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer